THE RBB FUND, INC.

Motley Fool Global Opportunities Fund (FOOLX and FOIIX)

Motley Fool Mid-Cap Growth Fund (TMFGX and FOGIX)

(collectively, the “Funds”)

Supplement Dated November 17, 2020 to the

 Summary Prospectuses, Statutory Prospectus, and Statement of Additional Information (“SAI”) dated December 31, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Statutory Prospectuses, and SAI and should be read in conjunction with those documents.

Effective November 16, 2020, Charles L. Travers Jr. and David A. Meier will no longer serve as Portfolio Managers to the Funds, as they have taken new positions with 1623 Capital, LLC, an affiliate of Motley Fool Asset Management, LLC, the investment adviser to the Funds. All references to Mr. Travers and Mr. Meier in the Summary Prospectuses, Statutory Prospectus, and SAI are deleted as of that date.

Bryan C. Hinmon, CFA, Chief Investment Officer, Senior Portfolio Manager, will become Lead Portfolio Manager for the Motley Fool Mid-Cap Growth Fund.

Additionally, Michael J. Olsen, CFA, is added as a Portfolio Manager for the Motley Fool Global Opportunities Fund. Prior to joining Motley Fool Asset Management in 2019, Michael worked for its sister company The Motley Fool, LLC since 2005, where he most recently served as advisor for its dividend-oriented stock-picking products and co-advisor for PRO UK, a UK-focused investment service. Previously, he worked as an analyst on the company’s international, small-cap, and value newsletters, among others. Although his experience is diverse, his investment approach is singularly focused – buying high-quality enterprises at reasonable prices.

Earlier in his career, he worked at the Corporate Executive Board (now Gartner), a DC-based consulting firm. He is a CFA charterholder and a graduate of the University of Richmond, where he earned a degree in business administration with a finance concentration.

Michael J. Olsen, CFA, has no ownership in the Motley Fool Global Opportunities Fund. Mr. Olsen also does not manage any other registered investment companies, other pooled vehicles or other accounts, regardless of fee structure.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

THE RBB FUND, INC.

MFAM Small-Cap Growth ETF

(Cboe BZX: MFMS)

(the “Fund”)

Supplement Dated November 17, 2020 to the

 Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”) dated December 31, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with those documents.

Effective November 16, 2020, Charles L. Travers Jr. will no longer serve as a Portfolio Manager to the Fund, as he has taken a new position with 1623 Capital, LLC, an affiliate of Motley Fool Asset Management, LLC, the investment adviser to the Fund. All references to Mr. Travers in the Summary Prospectus, Statutory Prospectus, and SAI are deleted as of that date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.